Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Revenues
Sales of goods	$ 0	$ 5
Total revenues	0	5
Cost of goods sold and operating Expenses
Cost of goods sold	0	4
Research and development	1,425	1,555
General and administrative	1,004	1,077
Total operating expenses	2,429	2,636
Loss from operations	(2,429)	(2,631)
Other Income (expense)
Finance income	1	25
Finance costs	(6)	(5)
Operating lease interest expense	(5)	(4)
Loss before income tax	(2,439)	(2,615)
Income tax provision (recovery)	0	0
Net Loss	(2,439)	(2,615)
Attributable to:
Net loss attributable to Nymox share holders	$ (2,439)	$ (2,615)
Basic and diluted loss per share	$ (0.03)	$ (0.04)
Weighted average number of common shares outstanding	77,969	71,598